USI Holdings Corporation USI Holdings Corporation February 2006 February 2006 Exhibit 99.1

About Forward-Looking Statements About Forward-Looking Statements
About Forward-Looking Statements
This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of USI Holdings Corporation, which may include statements about:
•
its business strategy;
•
its financial strategy;
•
its future operating results;
•
the integration of its operations with businesses or assets that it has acquired or may acquire in the future;
•
competition from others in the insurance agency and brokerage business;
•
future regulatory actions and conditions in the states in which it conducts its business; and
•
its plans, objectives, expectations and intentions contained in this document that are not historical.
All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,”
“anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements.
Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk
Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.
This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of USI Holdings Corporation, which may include statements about:
•
its business strategy;
•
its financial strategy;
•
its future operating results;
•
the integration of its operations with businesses or assets that it has acquired or may acquire in the future;
•
competition from others in the insurance agency and brokerage business;
•
future regulatory actions and conditions in the states in which it conducts its business; and
•
its plans, objectives, expectations and intentions contained in this document that are not historical.
All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,”
“anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements.
Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk
Factors”, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.

USI Senior Management Team USI Senior Management Team
USI Senior Management Team
Experience with 200+ acquisitions sourced, completed, and integrated
Team has worked together in USI and other brokers for many years
Experience with 200+ acquisitions sourced, completed, and integrated
Team has worked together in USI and other brokers for many years
Name Position Industry Experience Age
David Eslick Chairman, President and CEO 25 46
Jeff Jones Chief Marketing Officer 28 51
Bob Schneider EVP & Chief Financial Officer 27 52
Ed Bowler Senior VP, Corporate Development 18 49
Ernest Newborn Senior VP, General Counsel and Secretary 16
48
Robert Nesbit Senior VP, Human Resources 2 49
Phil Larson VP, Operations 6 35

USI Profile USI Profile
USI Profile
A Market Leader
– 10th largest U.S. Broker based on 2003 revenues
(a)
– Leading Benefits Broker (represents 42% of 2004 total revenues)
National Scale with a Local Presence
– 73 Offices in 19 states
– 500+ sales professionals
– More than 60,000 commercial clients
Middle Market Focus
– Approximately 1.1 million middle market businesses in the U.S.
– Predominantly served by local and regional brokers
– Buying decisions are made by CEOs and CFOs who value convenience and comprehensive advice
Broad Product Resources and Distribution Capability
– Property & casualty, health & welfare, and financial services
– 5 broad product categories – over 20 products and services
Demonstrated Cross-Selling Success
– 52% of top 400 clients with at least 2 broad product categories
A Market Leader
– 10th largest U.S. Broker based on 2003 revenues
(a)
– Leading Benefits Broker (represents 42% of 2004 total revenues)
National Scale with a Local Presence
– 73 Offices in 19 states
– 500+ sales professionals
– More than 60,000 commercial clients
Middle Market Focus
– Approximately 1.1 million middle market businesses in the U.S.
– Predominantly served by local and regional brokers
– Buying decisions are made by CEOs and CFOs who value convenience and comprehensive advice
Broad Product Resources and Distribution Capability
– Property & casualty, health & welfare, and financial services
– 5 broad product categories – over 20 products and services
Demonstrated Cross-Selling Success
– 52% of top 400 clients with at least 2 broad product categories
(a)
Source: July 2005 Business Insurance magazine

Historical Perspective Historical Perspective
Historical Perspective
Integration Phase
Focus on consolidation
and integration efforts
while reducing
acquisition activity
Improved operating and
financial reporting
standards
Strengthened internal
controls
Standardized technology
platforms
Reduced staff headcount;
restructured select
employment agreements
Acquisition Phase
Pursued acquisition
strategy with a vision of
building a national
organization capable of
distributing a broad
range of financial
products and services
Majority of over 90
acquisitions completed
prior to December 31,
1999
Including acquisitions,
revenues increased from
$10.1 million in 1994 to
$254.6 million in 1999
Limited integration of
acquired businesses
Earnings Momentum/ IPO
Three consecutive
quarters of positive cash
flow from operations
IPO successfully
completed
Debt/capital ratio
significantly reduced
Strengthened
management team
Controlled-Growth Phase
Leverage strength of
current platform to
increase cross-selling
penetration and improve
organic growth
Acquisitions on highly-
selective basis
Pursue only selected
acquisitions that provide
significant opportunities
to leverage existing
infrastructure and expand
product/service
capabilities within
operating regions/offices
Proactively manage
balance sheet
Positioned
for growth
1994 Late 1999 Early 2002 2003
USI is well positioned to leverage its strong operating platform to grow organically and improve margins while pursuing selective strategic acquisitions

Earnings Levers Earnings Levers
Earnings Levers
Organic growth through all market and economic cycles
– Diversified revenue mix
– Proven, proactive cross-selling capability
Focused strategy for Operating margin expansion
Augment growth with accretive acquisitions
Management directly aligned with shareholders’ interest
– Substantial % of personal net worth is in USI equity
– 5+% of USI fully diluted ownership

Revenue Diversity Revenue Diversity
Revenue Diversity
Diversified Revenue Mix Diversified Revenue Mix National Scale and Local Presence* National Scale and Local Presence*
Total 2004 Revenues = $407 MM
Property and
Casualty
58%
Group
Employee
Benefits
35%
Specialized
Benefits
Services
7%
Corporate USI Offices
West Coast
22%
Midwest
9%
Midatlantic
10%
Southwest
15%
Southeast
7%
Northeast
37%
*Pro forma for Summit Global Partners & Patterson Smith acquisitions.

Distribution Diversity Distribution Diversity
Distribution Diversity
Retail Insurance Brokerage Retail Insurance Brokerage
Alternative Distribution & Other Products Alternative Distribution & Other Products
Property and Casualty
General Commercial Liability
Workers' Compensation
Fidelity and Surety Bonds
Professional Liability
Personal Lines (Auto, Home, etc.)
Workplace Benefits
Core Benefits
Voluntary Benefits
Section 125 Plans
Flexible Spending Accounts
Total Compensation
Electronic Surveys
Print Communications
Association & Other Endorsed Products
Life, Health and Disability
Professional Liability
Workers' Compensation
General Commercial Liability
Travel Insurance and Related Services
Personal Lines (Auto, Home, etc.)
Specialty Wholesale
Healthcare
Primary & Excess General
Liability
Executive Assurance
Professional Liability and E&O
Pharmaceutical Product Liability
Long-term care
Non-standard Physicians
Group Employee Benefits
Health
Life
Disability
Dental
Retirement
Wealth Management Products
Life
Disability
Estate Planning
Business Succession
Annuities

USI Workplace Benefits
USI Workplace Benefits
Voluntary Benefits is a large and growing market
Largest Independent Distributor of Voluntary Products in the Industry
Industry’s most recognized proprietary technology platform
(ResourceOne)
Industry’s largest call center operation
Regional Sales Model with national network of sales professionals
In-force Premium Volume of Approx. $200M and 800,000 policyholders
Client list with 1,000+ companies, 3,000,000+ employees, that includes many market leaders
Experienced, creative management team
Proven implementation model
Voluntary Benefits is a large and growing market
Largest Independent Distributor of Voluntary Products in the Industry
Industry’s most recognized proprietary technology platform
(ResourceOne)
Industry’s largest call center operation
Regional Sales Model with national network of sales professionals
In-force Premium Volume of Approx. $200M and 800,000 policyholders
Client list with 1,000+ companies, 3,000,000+ employees, that includes many market leaders
Experienced, creative management team
Proven implementation model
Highlights
Highlights

$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
1997 1998 1999 2000 2001 2002 2003 2004 2005
Source: 2005 US Worksite Study, Eastbridge Consulting.
Total Voluntary Benefit Sales
(in billions)
Total Voluntary Benefit Sales
(in billions)
Meeting the Needs of a Growing Marketplace:
Voluntary Benefits
Meeting the Needs of a Growing Marketplace:
Voluntary Benefits

Enhancing Benefit Education
Enhancing Benefit Education
Above-Average Benefits
Effective
Communication
Ineffective
Communication
Below-Average Benefits
83.6%
25.7% 22.1%
76.2%
Percentage of employees responding favorably
WorkUSA 2004/2005
Watson Wyatt Study: Effective Employees Drive Financial Results

Documented Best Practices
Documented Best Practices
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers
Acquisition Execution
Acquisition Pipeline
Acquisition Integration
Operating Efficiency
Executive Compensation
Producer Compensation
Ins. Staff Compensation
Admin. Staff Compensation
Operating Expense
People & Culture
Performance Management
Variable Compensation
Culture & Environment
USI has documented the best practices for each functional area of retail brokerage.

Organic Revenue Growth
Client retention
– Client-centric focus
– Renewal strategies
– Stewardship process
Cross-selling
– Continued focus, training, measurement and incentives
– Increase from 20% of total sales to 30%
New business production
– Standardized bi-weekly sales meetings across all offices
New producer recruitment
– Upgrade production talent
Proactively manage sales behavior
– Track and manage by results

Organic Growth
Organic Growth
(a)
(a)
Strategy
Strategy
(-10%)
(-10%)
(+24%)
10%
0%
-10%
-20%
(-7%)
(-8%)
(+25%)
(+4%)
Lost Business Non-Recurring Gross New Rate / Exp.
Formal stewardship process
for all accounts over $50,000
Increase penetration of cross
selling across product lines
P&C and benefits provide balance
Exposure units mitigate fluctuations
(-4%)
Current Target
Consistent and aggressive sales
management nationally
SFA for 100% of producers
Actively manage pipeline
Cross selling is mandatory
Proactively recruiting producers
Superior solutions for clients
“Best Efforts” on large accounts
8% of current business
Shifting contracts to
become more recurring
Acquisition of recurring
revenues
(a)   Please see Appendix for definitions of non-GAAP  financial measures used throughout this presentation.
(-3%)

Renewal Data by Quarter
Source: Advisen Ltd.
100.00
110.00
120.00
130.00
140.00
150.00
160.00
(20.00)
(15.00)
(10.00)
(5.00)
-
5.00
10.00
15.00
20.00
25.00
30.00
35.00
Index % Change
100.00
110.00
120.00
130.00
140.00
150.00
160.00
(20.00)
(15.00)
(10.00)
(5.00)
-
5.00
10.00
15.00
20.00
25.00
30.00
35.00
Index % Change

Increases Organic Revenue Growth,
Improves Client Retention and Perpetuates Revenue Diversification
Cross-Selling Strategy and Benefits Cross-Selling Strategy and Benefits
Cross-Selling Strategy and Benefits
Single distribution point for multiple
products and services
Definition of cross-sell must be across five
broad product categories
Compensation and recognition practices
reinforce cross-selling culture
Aggressive local management of cross
selling activities
Cross-selling is a MANDATORY activity
Single distribution point for multiple
products and services
Definition of cross-sell must be across five
broad product categories
Compensation and recognition practices
reinforce cross-selling culture
Aggressive local management of cross
selling activities
Cross-selling is a MANDATORY activity
Cross-selling leverages relationships by
allowing clients to use one trusted advisor
for all insurance and employee benefit needs
Improved client retention
Additional revenue from cross-selling
enhances organic growth rates
Cross-selling perpetuates revenue
diversification by encouraging sales from
other product and service categories
Reduced acquisition costs due to leveraging
existing relationships
Product diversification and cross selling
opportunity is a differentiator in our M&A
activities
Cross-selling leverages relationships by
allowing clients to use one trusted advisor
for all insurance and employee benefit needs
Improved client retention
Additional revenue from cross-selling
enhances organic growth rates
Cross-selling perpetuates revenue
diversification by encouraging sales from
other product and service categories
Reduced acquisition costs due to leveraging
existing relationships
Product diversification and cross selling
opportunity is a differentiator in our M&A
activities
Strategy Strategy Benefits Benefits

Proven Strategy and Opportunity
Proven Strategy and Opportunity
Top 15 clients ranked by revenues
Cross-Sell / Cross-Service Matrix
Sold business or currently being provided to client
Proposed and pending
Blocked or proposed; did not sell the account
Retirement
Core
Benefit
Enrollment
Account
Name
GL Umbrella Auto WC Surety Health Life Disability Retire/401k Voluntary
Pers.
P&C
Life Disability Estate
Def.
Comp
Account 1
Account 2
Account 3
Account 4
Account 5
Account 6
Account 7
Account 8
Account 9
Account 10
Account 11
Account 12
Account 13
Account 14
Account 15
Business Property & Casualty Employee Benefits Executive Benefits
As of 6/30/05

Cross-Servicing Success
= Increase
= Decrease
Product Category 2004 Retention
1 92%
2 96%
3 100%
4+ 98%
Overall Retention 95%
# of Product
Categories Sold
2002 2003 2004 2002 2003 2004
1 or more 15 15 15 400 400 400
2+ 10 14 13 173 189 207
3+ 7 9 8 66 67 78
4+ 4 3 5 25 30 36
Top 15 Accounts Top 400 Accounts

Operations Summary
Operations Summary
Organizational structure in place and scalable as USI grows
Proactive regional oversight and communication
– Flash Calls – first week of every month
– CEO Calls – third week of every month
– Executive Board – every quarter
– Regional Reviews – every quarter
Expenses are tracked and compared at a detailed level by
region and by operating company
– Detailed plans are in place to drive Field Margin to 30% of revenue
Comprehensive budgeting and business planning process
Strict compliance with policy and procedures

Margin Expansion
2004A
25.2
40%
0%
Insurance
Brokerage
Specialized
Benefits
Corporate
Segment
Operating
Income
20%
10%
30%
Target
30.0 21.8 30.0
6.8 5.0
18.1 25.0
Our goal is to achieve a mid-20’s Operating Income margin by driving field margins to 30.0% and corporate expense to 5.0% of revenue.
Note:  Current GAAP Reporting Segments
Note:  Depreciation is approximately 2.0% of overall of revenue.
Workplace Benefits
Near Target
Achieve
With Scale
50% of OpCos
Near Target

Operating Income
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2004 Actual 2005 Forecast 2006 Forecast
Year
Quartile Analysis
The top three quartiles of retail brokerage require continual fine tuning, while the bottom quartile requires more significant improvements.
Note:  2005 Forecast
17 OpCo’s
26 OpCo’s
32 OpCo’s

USI Corporate is committed to reducing the corporate expense ratio to achieve our overall efficiency goals.
Corporate Expense Plans
Corporate Expense Plans
Corporate Expense Ratio
4.8%
5.7%
6.8%
6.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
2002A 2003A 2004A 2005F
Public Company
Related Expense
Year

Efficiency Initiative Program
Efficiency Initiative Program
The total efficiency initiative charges represent less than 4.0% of revenue and helped to expand margins by approximately 200 bps YTD in a very challenging market environment.
To be determined $1,000,000 $ Estimated 4Q
Charge
Total
Other
Severance
Producers
Real Estate
Category
Date the action is taken
When employee is notified.
The date the contract is signed
When contract is restructured or
property is abandoned
GAAP Charge Process
Eliminated legacy contracts $ 2,650,000
$ 20,396,000
Eliminated redundant executive and
manager positions
$ 6,000,000
Restructured 40 outlier producer
contracts.
$ 7,172,000
Restructured or eliminated 9 leases. $ 3,574,000
Description Charge
Efficiency Charges:  Q4 2004 – Q4 2005

Disciplined Acquisition Strategy Disciplined Acquisition Strategy
Disciplined Acquisition Strategy
Highly fragmented industry with over 13,000 agencies between $0.5 - $10.0 million in revenue, for a combined $20.0 billion in total revenue
– Average age of agency owner is 59 versus 53 in the early 90’s per survey of U.S.
agencies by the Agency Consulting Group
Disciplined acquisition strategy
– Strong management talent, with desire to grow beyond stand-alone capabilities
– Current geographic footprint
– Fold-in acquisitions preferred
Must meet financial criteria
– Accretive to cash earnings per share in first 12 months
– Target purchase price within 6-7x Pro Forma EBITDA (excluding synergies)
– Mix of cash, seller notes and stock
– Minimum IRR of 15% for stand-alone operations and 12% for fold-in operations
Passed on 35 potential transactions, approximately $413 million in revenue
2005 YTD, that did not meet our criteria
Every acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target
Highly fragmented industry with over 13,000 agencies between $0.5 - $10.0 million in revenue, for a combined $20.0 billion in total revenue
– Average age of agency owner is 59 versus 53 in the early 90’s per survey of U.S.
agencies by the Agency Consulting Group
Disciplined acquisition strategy
– Strong management talent, with desire to grow beyond stand-alone capabilities
– Current geographic footprint
– Fold-in acquisitions preferred
Must meet financial criteria
– Accretive to cash earnings per share in first 12 months
– Target purchase price within 6-7x Pro Forma EBITDA (excluding synergies)
– Mix of cash, seller notes and stock
– Minimum IRR of 15% for stand-alone operations and 12% for fold-in operations
Passed on 35 potential transactions, approximately $413 million in revenue
2005 YTD, that did not meet our criteria
Every acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target

Due Diligence and Integration Process
Due Diligence and Integration Process
Comprehensive due diligence process
– Financial review
– Operational review
– Legal review
– Human resource review
Detailed presentation to our Board of Directors
– Business overview
– Investment considerations
– Historical and forecasted results
– Cash flow and IRR
– Impact on USI Income Statement
Immediate integration process
– Plan in place at date of acquisition
– Synergies clearly identified
– Monitoring and tracking of identified synergies and other deliverables

2003-2004 Acquisitions
2003-2004 Acquisitions
Agency Revenue Location
Guild Agency 2.4 $      Westbury, NY Not for Profit
Hastings Tapley 11.8 $    Boston, Mass Entry into Boston market
BMI Insurance 4.5 $      Long Beach, CA Property
O'Leary-Kientz 4.1 $      Cincinnati, OH Construction
Benefits Team 1.9 $      Houston, TX Employee Benefits
Diversified Insurance 0.8 $      Chicago, IL Employee Benefits
Bertholon-Rowland Corp. 25.0 $    New York, NY Legal Professional
Dodge, Warren, & Peters 25.0 $    Los Angeles, CA Expansion in So. Cal.
Future Planning Associates 10.0 $    Matawan, NJ Union endorsed programs
Benefit Partners of America 4.0 $      Nashville, TN Worksite marketing
2003 -2004 Total 89.5 $
Specialty or Focus
2003–2004 acquisitions ($ millions)

2005 Acquisitions
2005 Acquisitions
2005 YTD acquisitions ($ millions)
Agency Revenue Location
Patterson//Smith 11.0 $    Falls Church, VA Expansion of DC
Summit Global Partners 66.0 $    TX, FL, IL, CA, other Expansion Texas and Florida
Chase Insurance Agency 3.5 $      New York, NY P&C
Humanex 2.5 $      San Francisco, CA Employee Benefits
Benefits Unlimited 2.5 $      Cranston, RI Employee Benefits
David A. Bamel 3.0 $      Woburn, MA Employee Benefits
Cross & Associates, Inc. 5.2 $      Cincinnati, OH Employee Benefits
CBIZ Worksite Services, Inc. 6.0 $      Orlando, FL Large account Worksite Marketing
Dascit, White & Winston, Inc. 3.7 $      New York, NY GA Employee Benefts expansion
Richmond Preferred 0.2 $      Richmond, VA Employee Benefits/P&C
IBSi, LLC 0.4 $      Lancaster, PA GA Employee Benefts expansion
Scott Conklin 0.2 $      Cincinnati, OH P&C
2005 Total 104.3 $
2003-2005 YTD Total 193.8 $
Speicalty or Focus

USI Holdings Corporation USI Holdings Corporation Financial Overview Financial Overview

Historical Operating Performance
Historical Operating Performance
Revenue Revenue Operating Income Operating Income
(2) (2)
$ in thousands $ in thousands
(2) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliations to GAAP financial measures.
(3) 4Q 2004 excludes $12.4mm in Identified 4th Quarter Expenses related to the Company’s margin improvement plan.
(4) In the first quarter of 2005, the Company recorded expenses of $4.1 million (including the severance charge related to the resignation of USI's Chief Operating Officer). The expenses were comprised of employee severance and related benefits and lease termination costs. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 million related to the acquisition of Summit Global Partners. In the second quarter of 2005, the Company recorded $0.3 million in additional acquisition integration expenses related to 2005 acquisitions and an adjustment to revenues and related producer compensation payable of $2.2 million and $0.1 million, respectively, related to a change in accounting estimate. In the third quarter of 2005, the Company recorded an adjustment to revenues and related producer compensation payable of $0.8 million and $0.4 million, respectively, related to the change in accounting estimate and $2.9 million in expenses related to the margin improvement plan.
(1) YTD 2005 Revenue excludes a $2.9mm adjustment related to a change in accounting estimate.
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
2001 2002 2003 2004 YTD
2004
YTD
2005
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
2001 2002 2003 2004 YTD
2004
YTD
2005
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
2001 2002 2003 2004 (3) YTD
2004
YTD
2005
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
2001 2002 2003 2004 (3) YTD
2004
YTD
2005
(1) (4)

($ in millions)
Fiscal year First 9 months LTM
2001 2002 2003 2004 2004 2005 9/30/05
Operating Revenues
(1)
$304.5
$321.4  $345.5  $407.2  $291.9 $374.8 $490.0
Total Operating Expenses 272.7  265.7  272.4  337.8  234.4 310.0 413.4
Depreciation 12.7 11.0 9.5 8.7 6.4 7.2 9.5
Operating Income
(2)
41.5  54.5 64.0 73.4 51.2 72.6 94.7
Operating Highlights
Operating Highlights
Proven track record of consistently growing Revenue and Operating Income
Revenue increased at CAGR of 13.5% from 2001 to the last twelve months ended September 30, 2005
Operating Income increased at a 24.6% CAGR from 2001 to the last twelve months ended September 30, 2005
Improved operating efficiency evidenced by increase in Operating margin from 13.6% in 2001 to 19.3% for the last twelve months ended September 30, 2005, excluding identified and non-recurring expenses
(1)  YTD 2005 Revenue excludes $2.9 million adjustment related to a change in an accounting estimate.
(2) Operating Income is defined as Operating Revenues minus Compensation and Employee Benefits, Equity Based  Compensation, Other Operating Expenses
and Depreciation; excludes certain identified expenses (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).

2.3x
3.3x
5.3x
9.6x
7.9x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2001 2002 2003 2004 Q305
LTM
2.3x
3.3x
5.3x
9.6x
7.9x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2001 2002 2003 2004 Q305
LTM
2.0x 2.0x
1.8x
2.4x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
2002 2003 2004 Q305
LTM
Credit Ratios
Credit Ratios
Debt/Adjusted PF EBITDA Debt/Adjusted PF EBITDA
(a) (a)
EBITDA EBITDA
(b) (b)
/Interest expense /Interest expense
(c) (c)
(a)
Represents adjusted pro forma EBITDA (including pro forma EBITDA from acquisitions), as per covenant calculation methodology.
(b)
EBITDA is defined as Total Revenues minus Compensation and Employee Benefits, Equity Based Compensation and Other Operating Expenses; excludes certain identified expenses (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).
(c)
Interest expense excludes non-cash expenses of $2.6 million and $4.0 million related to early extinguishment of debt in 2002 and 2003, respectively.

2005 2004 2004 2003
Total Revenues
(b)
374,759 $           291,970 $        407,198 $   345,531 $
Operating Income
(c)
72,566                51,217             73,402         64,032
Income from Continuing Operations
plus Amortzation of Intangibles
(c)
44,634                33,745             47,291         40,492
Fully Diluted Shares 56,303                48,995             49,127         46,028
Per Share:
Income from Continuing Operations
plus amortization of intangible assets
(c)
0.79 $                  0.69 $              0.96 $          0.88 $
Growth in Cash EPS 14.5% 9.1%
Year Ended Nine Months Ended September 30,
2005 2004 2004 2003
Total Revenues
(b)
374,759 $           291,970 $        407,198 $   345,531 $
Operating Income
(c)
72,566                51,217             73,402         64,032
Income from Continuing Operations
plus Amortzation of Intangibles
(c)
44,634                33,745             47,291         40,492
Fully Diluted Shares 56,303                48,995             49,127         46,028
Per Share:
Income from Continuing Operations
plus amortization of intangible assets
(c)
0.79 $                  0.69 $              0.96 $          0.88 $
Growth in Cash EPS 14.5% 9.1%
Year Ended Nine Months Ended September 30,
USI Summary Income
USI Summary Income
(a)
(a)
Statement
Statement
(a) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliations to GAAP financial measures.
(b) YTD 2005 Revenue excludes a $2.9mm adjustment related to a change in an accounting estimate.
(c) 4Q 2004 excludes $12.4mm in Identified 4th Quarter Expenses related to the Company’s margin improvement plan. In the first quarter of 2005, the Company recorded expenses of $4.1 million (including the severance charge related to the resignation of USI's Chief Operating Officer). The expenses were comprised of employee severance and related benefits and lease termination costs. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 million related to the acquisition of Summit Global Partners. In the second quarter of 2005, the Company recorded $0.3 million in additional acquisition integration expenses related to 2005 acquisitions and an adjustment to revenues and related producer compensation payable of $2.2 million and $0.1 million, respectively, related to a change in accounting estimate. In the third quarter of 2005, the Company recorded an adjustment to revenues and related producer compensation payable of $0.8 million and $0.4 million, respectively, related to the change in accounting estimate and $2.9 million in expenses related to the margin improvement plan.

($ thousands)
9/30/2005 12/31/2004
Operating Cash 30,099 $       2,887 $
Debt:
     Term loan & revolver (a) 212,050 $      128,438 $
     Seller notes and other debt 25,900          27,887
Total Debt 237,950        156,324
Total Stockholders’ Equity 404,492        327,565
Total Capitalization 642,442 $      483,889 $
Leverage:
Debt/LTM PF EBITDA (b) 2.4x 1.8x
Debt/Total Capitalization 37.0% 32.3%
(a) As of 9/30/05, there was $28.8 million available under the revolver.
(b) LTM PF EBITDA adjusted to reflect Pro Forma EBITDA from acquisitions completed to date. (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures)
As of
Capitalization
Capitalization

Financial Summary
Financial Summary
Strong overall revenue growth (13.5% CAGR since 2001)
Continued improvement in Operating Margin from 13.6% in
2001 to 19.3% for the 9-months ended 9/30/05
Strong growth in operating income (24.6% CAGR since
2001)
14.5% Cash EPS growth YTD 2005
Solid capital structure and prudent use of leverage
Financial flexibility with $30mm in balance sheet cash and
$29mm in revolver availability

The USI Story The USI Story
The USI Story
Organic Revenue Growth
– Revenue diversification
– Cross-selling
– Sales management
Margin Expansion Opportunity
Acquisition Opportunities
– Growing high quality pipeline
– Disciplined approach
– USI story is attractive to target companies
Motivated and Focused Management Team
– Aligned goals and strategies
– Over 130 years of combined experience
Organic Revenue Growth
– Revenue diversification
– Cross-selling
– Sales management
Margin Expansion Opportunity
Acquisition Opportunities
– Growing high quality pipeline
– Disciplined approach
– USI story is attractive to target companies
Motivated and Focused Management Team
– Aligned goals and strategies
– Over 130 years of combined experience

USI Holdings Corporation USI Holdings Corporation Appendix Appendix

3Q & YTD 2005 Reconciliation to GAAP
3Q & YTD 2005 Reconciliation to GAAP
For the Three Months Ended Sept 30, For the Nine Months Ended Sept 30,
2005 As
Reported
Identified
Adjustments
2005 Excluding
Identified
Adjustments
2005 As
Reported
Identified
Adjustments
2005 Excluding
Identified
Adjustments
Total revenues 127,267 $           756 $                   128,023 $               371,834 $           2,925 $                374,759 $
Compensation and employee benefits 72,211                 359                      72,570                    211,340              467                      211,807
Non-cash stock-based compensation 839                      -                      839                         1,708                   -                      1,708
Other operating expenses 27,768                 -                      27,768                    81,510                 -                      81,510
Depreciation 2,467                   -                      2,467                      7,168                   -                      7,168
Operating Income 23,982                 397                      24,379                    70,108                 2,458                   72,566
Operating Margin
18.8% 19.0% 18.9% 19.4%
Amortization of intangible assets 7,230                   -                      7,230                      21,238                 -                      21,238
Interest 4,012                   -                      4,012                      10,781                 -                      10,781
Margin improvement plan expenses 2,921                   (2,921)                 -                          6,951                   (6,951)                 -
Acquisition Integration expenses 31                        (31)                      -                          8,463                   (8,463)                 -
Total Expenses 117,479              (2,593)                 114,886                  349,159              (14,947)              334,212
Income from continuing operations before income tax expense 9,788                   3,349                   13,137                    22,675                 17,872                 40,547
Income tax expense 4,298                   1,259                   5,557                      9,907                   7,244                   17,151
Income From Continuing Operations 5,490                   2,090                   7,580                      12,768                 10,628                 23,396
Addback:  Amortization of intangible assets 7,230                   -                      7,230                      21,238                 -                      21,238
Income from continuing operations plus amortization of intangible assets 12,720 $             2,090 $                14,810 $                 34,006 $             10,628 $             44,634 $
Per Share Data - Diluted:
Income From Continuing Operations 0.09 $                  0.04 $                  0.13 $                     0.23 $                  0.19 $                  0.42 $
Addback:  Amortization of intangible assets 0.13                     -                      0.13                        0.37                     -                      0.37
Income from continuing operations plus amortization of intangible assets 0.22 $                  0.04 $                  0.26 $                     0.60 $                  0.19 $                  0.79 $
(Dollars in Thousands, Except per Share Amounts) (Dollars in Thousands, Except per Share Amounts)
On December 20, 2004, USI announced that its Board of Directors had approved a plan to take steps to reduce ongoing operating expenses. As a result of these actions, the Company recorded expenses of $4.1 million in the first quarter of 2005 (including the severance charge related to the resignation of USI's Chief Operating Officer). The expenses were comprised of employee severance and related benefits and lease termination costs. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 million related to the acquisition of Summit Global Partners. In the second quarter of 2005, the Company recorded $0.3 million in additional acquisition integration expenses related to 2005 acquisitions and an adjustment to revenues and related producer compensation payable of $2.2 million and $0.1 million, respectively, related to a change in accounting estimate. In the third quarter of 2005, the Company recorded an adjustment to revenues and related producer compensation payable of $0.8 million and $0.4 million, respectively, related to the change in accounting estimate and $2.9 million in expenses related to the margin improvement plan. All adjustments noted above are referred to as "Identified Adjustments."

2004 Reconciliation to GAAP
2004 Reconciliation to GAAP
For the Three Months Ended December 31, For the Twelve Months Ended December 31,
2004 As
Reported
Identified
Fourth
Quarter
2004 Excluding
Identified
Expenses
2004 As
Reported
Identified
Fourth
Quarter
2004 Excluding
Identified
Expenses
(Dollars in Thousands)
Revenues 112,836 $         - $               112,836 $         407,198 $         - $                407,198 $
Compensation and employee benefits 67,166              (6,324)             60,842              237,267            (6,553)              230,714
Other operating expenses 33,665              (6,094)             27,571              100,112            (6,094)              94,018
Stock-based compensation 139                    -                  139                    417                    -                   417
EBITDA 11,866
10.5%
24,284
21.5%
69,402
17.0%
82,049
Amortization of intangible assets 5,890                 -                  5,890                 23,663              -                   23,663
Depreciation 2,205                 -                  2,205                 8,654                 -                   8,654
Interest 2,422                 -                  2,422                 8,531                 -                   8,531
Early extinguishment of debt -                     -                  -                     -                     -                   -
Income from continuing operations before income tax
expense 1,349                 13,767
12.2%
28,554              41,201
Income tax expense (benefit) 1,449                 4,851              6,300                 12,473              4,940                17,413
Income from continuing operations in accordance
with GAAP (100)                   7,467                 16,081              23,788
Addback:  Amortization of intangible assets 5,890                 -                  5,890                 23,663              -                   23,663
Income from continuing operations plus amortization
of intangible assets 5,790 $             13,357 $           39,744 $           47,451 $
Weighted-Average Shares Outstanding:
  Diluted 49,472              49,472              49,127              49,127
Identified 4th Quarter Expenses:
On December 20, 2004, USI announced that its Board of Directors had approved a margin improvement plan in order to reduce ongoing operating expenses. As a result of this action, the Company recorded expenses of $12.4 million in the fourth quarter of 2004 ("Identified Fourth Quarter Expenses").
The expenses were comprised of restructuring of sales professionals’ agreements ($2.9 million), facilities closures ($3.4 million), contract terminations ($2.7 million) and employee severance and related benefits ($3.4 million). The plan is expected to result in cost savings of approximately $6.0 million in 2005, before taxes.

Non-GAAP Financial Measures Non-GAAP Financial Measures
Non-GAAP Financial Measures
a) Operating Income is defined as revenues, less compensation and employee benefits, stock-based compensation, other operating expenses and depreciation. Compensation and employee benefits and other operating expenses are adjusted to exclude expenses related to USI's margin improvement plan and acquisition integration efforts which USI's management does not consider indicative of the Company's run-rate, or normal operating expenses. The margin improvement plan was announced in the fourth quarter of 2004 in order to reduce ongoing operating expenses.  Acquisition integration expenses are incurred during integration of acquired companies. Neither margin improvement plan nor acquisition integration expenses are considered by management as representative of USI's ongoing cost structure. USI presents Operating Income because management believes that it is a relevant and useful indicator of operating profitability.  Management believes that Operating Income is relevant owing to
USI's leveraged approach to its capital structure and resulting significant amount of interest expense, USI's accounting for all acquisitions using the purchase method of accounting and resulting significant amount of amortization of intangible assets and due to USI's margin improvement and acquisition integration efforts. Additionally, management believes that investors in its stock use Operating Income to compare USI's ability to generate operating profits with its peers and for valuation purposes.
b) Income from continuing operations plus amortization of intangible assets (or “Cash Earnings”) is presented because management believes that it is a relevant and useful indicator of its ability to generate working capital.  Management believes that income from continuing operations plus amortization of intangible assets is relevant owing to the significant amount of amortization of intangible assets resulting from accounting for all acquisitions using the purchase method of accounting.
Additionally, management believes that investors in its stock use Income from continuing operations plus amortization of intangible assets to compare USI with its peers and for valuation purposes.  This financial measure should not be considered as an alternative to other financial measures determined  in accordance with GAAP
c) Organic Revenue growth/(decline), excludes the current period’s total revenues attributable to acquisitions and the prior period’s total revenues from divested businesses during the twelve months following acquisition or divestiture. We present Organic
Revenue growth/(decline) and feel it is relevant because it allows us to discern year-over-year growth in revenues related to the success or failure of our ability to execute on our sales and client retention strategies.
d) Operating margin (Operating Income as a percentage of Revenues) is presented because management believes that it is a relevant and useful indicator of operating efficiency. USI uses Operating Income and Operating margin in budgeting and evaluating operating company performance. These financial measures should not be considered as an alternative to other financial measures determined in accordance with GAAP.
You should not consider these financial measures as alternatives to other financial measures determined in accordance with counting principles generally accepted in the United States of America, which we refer to as GAAP, or as alternatives to cash flows from operating activities, investing activities or financing activities, or as a measure of liquidity. In addition, please note that because not all companies calculate these financial measures similarly, the presentation of these measures in this report is not necessarily comparable to those of other companies. We strongly urge investors or potential investors in our stock to review the calculation of Operating Income and Operating
Margin and Organic Revenue and the related reconciliation to GAAP financial measures in “Results of Operations” in our 10-K and 10-Q.

Reconciliation to GAAP Financial Measures
Reconciliation to GAAP Financial Measures
LTM
2001 2002 2003 2004 3Q04 3Q05 3Q05
Total Revenues $304.46 $321.43 $345.53 $407.20 $291.97 $371.83 $487.06
Expenses:
   Compensation and Employee Benefits 197.36      197.37      195.89         237.27        168.37      226.41    295.30
   Equity Based Compensation 3.09          (0.68)         -               0.42            0.28          1.71        1.85
   Other Operating Expenses 76.76        63.19        76.51           100.11        65.70        81.86      116.27
   Amortization of intangible assets 32.05        20.76        21.32           23.66          17.50        21.24      27.40
   Depreciation 12.74        10.99        9.54             8.65            6.40          7.17        9.43
    Interest 23.56        19.96        13.82           8.53            6.11          10.78      13.20
Total Expenses
345.56      311.58      317.09         378.64        264.37      349.16    463.44
Income from continuing operations before
income tax expense (41.10)       9.85          28.45           28.55          27.61        22.68      23.62
Income tax expense (6.94)         (0.52)         (5.15)            12.47          11.36        9.91        11.02
Income from continuing operations
(34.16) $    10.37 $     33.59 $        16.08 $       16.24 $     12.77 $   12.61 $
YTD
LTM
2001 2002 2003 2004 3Q04 3Q05 3Q05
Total Revenues $304.46 $321.43 $345.53 $407.20 $291.97 $371.83 $487.06
Expenses:
   Compensation and Employee Benefits 197.36      197.37      195.89         237.27        168.37      226.41    295.30
   Equity Based Compensation 3.09          (0.68)         -               0.42            0.28          1.71        1.85
   Other Operating Expenses 76.76        63.19        76.51           100.11        65.70        81.86      116.27
   Amortization of intangible assets 32.05        20.76        21.32           23.66          17.50        21.24      27.40
   Depreciation 12.74        10.99        9.54             8.65            6.40          7.17        9.43
    Interest 23.56        19.96        13.82           8.53            6.11          10.78      13.20
Total Expenses
345.56      311.58      317.09         378.64        264.37      349.16    463.44
Income from continuing operations before
income tax expense (41.10)       9.85          28.45           28.55          27.61        22.68      23.62
Income tax expense (6.94)         (0.52)         (5.15)            12.47          11.36        9.91        11.02
Income from continuing operations
(34.16) $    10.37 $     33.59 $        16.08 $       16.24 $     12.77 $   12.61 $
YTD
$  in millions

Reconciliation to GAAP Financial Measures (cont’d)
Reconciliation to GAAP Financial Measures (cont’d)
(1) Includes charges relating to elimination of redundant positions, renegotiating sales professionals’ and executives’ contracts, early termination of lease commitments and relocation of corporate offices from San Francisco to New York
(2) Includes charges relating to employee severance and related benefits, facilities closures, modification of sales professionals’ agreements and service contract terminations
(3) Includes charges relating to a service agreement amendment, officer resignations and retirements, establishment of a self-insurance plan liability, write-off of uncollectible receivables and termination of a strategic marketing agreement with a technology company
(4) Adjustment to revenues related to a change in accounting estimate for direct bill revenues.
$  in millions
LTM
2001 2002 2003 2004 3Q04 3Q05 3Q05
Income from continuing operations (34.16) $   10.37 $   33.59 $   16.08 $   16.24 $    12.77 $    12.61 $
Addback:
Amortization of intangible assets 32.05 20.76 21.32 23.66 17.50 21.24 27.40
Depreciation 12.74 10.99 9.54 8.65 6.40 7.17 9.43
Interest 23.56 19.96 13.82 8.53 6.11 10.78 13.20
Income tax expense (6.94) (0.52) (5.15) 12.47 11.36 9.91 11.02
EBITDA $27.26 $61.55 $73.13 $69.40 $57.61 $61.86 $73.65
EBITDA Margin 8.95% 19.15% 21.17% 17.04% 19.73% 16.64% 15.12%
One-Time Charges
Integration efforts 1
$14.10 $5.50 $0.40 $0.30 $0.00 $8.46 $8.76
Margin improvement ²
- - - 12.40 - 6.95 19.35
Other charges
3
8.30 4.20 - - - - -
Non-cash changes in equity 4.50 (5.80) - - - - -
Accounting  adjustments
4
- - - - - 2.46 2.46
Total One-time Charges $26.90 $3.90 $0.40 $12.70 $0.00 $17.87 $30.57
Adjusted EBITDA $54.15 $65.46 $73.53 $82.10 $57.614 $79.734 $104.22
Adjusted EBITDA Margin 17.79% 20.36% 21.28% 20.16% 19.73% 21.44% 21.40%
Depreciation $12.70 $11.00 $9.50 $8.70 $6.40 $7.17 $9.47
Operating Income $41.45 $54.46 $64.03 $73.40 $51.22 $72.57 $94.75
YTD

USI Holdings Corporation USI Holdings Corporation February 2006 February 2006